UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 OR 15(d) of
                       the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) August 25, 2009
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                                LNB BANCORP, INC.
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             (Exact name of registrant as specified in its charter)


            Ohio                    0-13203                       34-1406303
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 (State or other jurisdiction      (Commission                   (IRS Employer
        of incorporation)          File Number)              Identification No.)


                 457 Broadway, Lorain, Ohio                          44052-1769
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          (Address of principal executive offices)                   (Zip Code)

       Registrant's telephone number, including area code: (440) 244-6000
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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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Item 5.02         Departure of Directors or Certain Officers; Election of
                  Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

         In order to rebalance the composition of the Board of Directors of LNB Bancorp, Inc. (the "Company"), on August 25, 2009, J. Martin Erbaugh, who was serving as a Class II Director of the Company whose term was to expire in 2012, resigned as a Class II Director of the Company and was immediately thereafter appointed by the Board of Directors as a Class I Director of the Company whose term will expire in 2011 in accordance with the Company's Amended and Restated Code of Regulations.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          LNB BANCORP, INC.

                                          (Registrant)



Date:   August 26, 2009                    By: /s/ Gary J. Elek
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                                               Gary J. Elek
                                               Chief Financial Officer